UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

369 Lexington Avenue, 20th Floor, New York, NY 10017

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2014

Fund Advisor:

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

Toll Free (877) 4TANAKA

TANAKA Growth Fund

January 2015

Dear Shareholder,

Review of 11/30/14 Fiscal Year

After being ranked by Lipper as the #1 Multi-cap Core Mutual Fund in the U.S. for the 5 months ending May 31, 2014, in the second half of the year we were hit by profit taking and rotation out of pro-cyclical stocks and some of our highly appreciated Small and Midcap undervalued Growth Stocks.  For the 12 months ending 11/30/14 (the end of the Fund’s Fiscal Year), the Fund was up 9.56% versus returns of 16.45%, 19.54% and 16.83% for the Russell 3000 Growth Index, the NASDAQ and the S&P 500.

In early October, when oil was at $85/barrel, we made the right call to sell all our energy stocks, but we were impacted by energy stock declines in late summer/early fall as well as by drops in some of our technology, telecom and materials companies.  Our best performers were in healthcare, consumer staples, consumer discretionary and airlines.

Unprecedented Shale Oil Price Drop, Deflation & Monetary Stimulus

The capital markets in 2014 managed through fears of the Fed tightening monetary policy, Russian incursions into the Ukraine, European weakness, terrorism and ebola, but for 2015, we believe that the focus may shift at least for the first half of the year to the economic and policy effects of the dramatic plunge in oil prices fueled by the unprecedented surge in U.S. shale oil production.  These important new dynamics are largely favorable:

(1)

The U.S. has become the largest oil producer in the world, growing production from 9.7 million barrels per day in 2010 to 14.9 million bpd in 2015, increasing share from 11% to 16% of the world’s 92.7 million bpd production.  Much of the share loss is from Saudi Arabia and OPEC.

(2)

The 50% drop in the oil price from over $130 per barrel to $48 currently, is due to new American hydraulic fracturing and horizontal drilling technologies leading to a huge increase in domestic supply rather than from weak demand like the last 3 oil price declines.

(3)

With break-even profitability at around $43/barrel in the Texas Eagle Ford Shale and lower in the Permian Basin, we believe that American shale oil will put a de facto $50-60 ceiling on oil prices over the intermediate term.  Note that improvements are being made to reduce shale drilling/production costs further in the future which may lower the ceiling.

(4)

We may see initial negative effects of job losses in the energy sector, but the benefits to the overall economy could be about a 0.5% boost to GDP growth and overall job growth as consumers have more cash to spend.

(5)

The 50% drop in oil prices have already begun to show in lower gasoline prices, but the deflationary benefits should also ripple through the economy throughout the year, contributing to about a 0.5% decline in overall inflation in the U.S. with more deflationary benefits later.

(6)

We believe that this shale oil deflation is “good deflation,” much like the “Digital Deflation” being injected into the economy by “faster, better, cheaper” technology products such as the Apple iPhone performance improving with every new model.

(7)

Our calculations indicate that a 0.5% decline in inflation pushes the overall CPI and PCE inflation indices closer to the deflationary level that the Federal Reserve needs to avoid.  This may put pressure on the Fed to delay its previously announced regimen of raising short-term rates in the middle of 2015.

(8)

Globally, lower oil prices will add to the existing deflationary pressures from weak economies, especially in Japan and Europe, contributing even more pressure on the European Central Bank to buy bonds and lower interest rates further.  This should have been done 3-4 years ago, but will nevertheless help support economic growth and eventually boost stock prices globally.

The bottom line is: we believe that, overall, the 50% plunge in oil prices is a “win, win” that will boost consumer demand and reduce inflation globally—and these benefits may last for longer than most believe as shale oil puts a ceiling on oil prices for years to come.

For 2015 U.S. Stocks Still Attractive Relative to Bonds

In 2014, stock market returns were within the 10-15% range suggested at the beginning of the year by our valuation models.  For 2015, our valuation models suggest a slightly lower potential equity upside of 8-12%.  This is only a theoretical potential and is based on corporate profits growing by 5.9% (vs. 7.9% in last year), and some P/E multiple expansion due to continued low inflation and yields on Treasury bonds in the 1.50-2.17% range.  The biggest downside risks appear to be: (1) possible outright recession in Europe (the European Central Bank may be providing Quantitative Easing stimulus too late); (2) a premature withdrawal of stimulus by the Fed (though less likely given the recent plunge in oil prices); (3) further slowing in Japan or China; and (4) external shocks such as terrorist attacks, Russian incursions or other global hostilities.

Beyond the very favorable effects of lower energy prices, low inflation and continued monetary stimulus globally, upside surprises for both US equities and bonds might come from an acceleration of the recent strong global fund flows into US dollar assets.  European and Japanese investors are likely to continue to seek flight into a stronger currency and a stronger economy in the U.S.

Our demographic, fiscal, monetary, Digital Deflation and Shale Oil models suggest that the threat of deflation may spread from Japan and a few countries in Europe, pressuring monetary authorities globally to provide even more stimulus via record low interest rates and more bond purchases.  If these models are correct, these trends should continue to provide a favorable environment for stocks in the U.S. and overseas.

We established new positions in Airlines (which should benefit from lower fuel prices and more disciplined managements), Industrials with attractive dividend yields and steady growth, Biotechnology stocks with strong earnings growth, and Media companies that should benefit from a shortage of entertainment content for mobile access.  We trimmed some Technology and Materials holdings, but maintained positions in Healthcare, Consumer Staples and Consumer Discretionary.  With our new names, we are off to a decent start to the new Fiscal Year, with the Fund up 3.8% from 11/30/14 to 1/26/15, versus total returns of -0.06%, -0.41% and -0.25% for the Russell 3000 Growth, the NASDAQ and the S&P 500.

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call 1-877-4-TANAKA.  You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions.

Thank you for your ongoing support!

Graham Tanaka, CFA

369 Lexington Ave., 20th Floor,  N.Y.,  N.Y. 10017   Fax : (212) 687-2852   (212) 490-3380  E-mail:  tanaka@tanaka.com

TANAKA Growth Fund (TGFRX)

Through November 30, 2014 (UNAUDITED)

Comparison of the Growth of a $10,000 Investment in the TANAKA Growth Fund, Class R, the S&P 500 Index, the Russell 3000 Growth Index and the NASDAQ Composite Index

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
TANAKA Growth Fund, Class R
S&P 500 Index
NASDAQ Composite Index
Russell 3000 Growth Index
Inception-to-Date:
TGFRX: $19,481
S&P 500: $22,400
NASDAQ: $21,962
Russell 3000 Growth: $ 19,139
Inception Date
12/30/98
Dec-98
Nov-99
Nov-00
Nov-01
Nov-02
Nov-03
Nov-04
Nov-05
Nov-06
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
Nov-12
Nov-13
Nov-14
Date

'The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2014.  THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

'The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

'The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

'The Nasdaq Composite is a stock market index of all the common stocks and similar securities listed on the Nasdaq stock market, meaning that it has over 3,000 components.  It is highly followed in the U.S. as an indicator of the performance of stocks of technology companies and growth companies.

'The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Technology
38.77%
Cash Equivalent
1.77%
Consumer Cyclical
8.09%
Consumer Defensive
10.47%
Financial Services
5.61%
Healthcare
26.75%
Industrials
8.54%

TANAKA Growth Fund
Schedule of Investments
November 30, 2014

Shares		Value

COMMON STOCKS - 95.41%

Accident & Health Insurance - 3.31%
8,030	Aflac, Inc.	$ 479,632

Air Transportation, Scheduled - 4.16%
5,335	Alaska Air Group, Inc.	314,925
19,750	JetBlue Airways Corp. *	288,943
		603,868
Beverages - 1.42%
2,055	PepsiCo, Inc.	205,706

Biological Products - 10.14%
1,840	Amgen, Inc.	304,171
11,600	Gilead Sciences, Inc. *	1,163,712
112,817	Mymetics Corp. (Switzerland) *	2,696
		1,470,579
Cigarettes - 5.48%
11,590	Altria Group, Inc.	582,513
2,435	Philip Morris International, Inc.	211,675
		794,188
Electric Housewares & Fans - 0.81%
1,820	Helen of Troy Ltd. (Bermuda) *	117,681

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.09%
11,450	General Electric Co.	303,311

Electronic Computers - 14.09%
17,185	Apple, Inc.	2,043,812

Industrial Instruments for Measurement, Display, and Control - 1.44%
22,740	Rudolph Technologies, Inc. *	208,753

Measuring & Controlling Device - 1.10%
10,760	Nanometrics, Inc. *	159,678

Motor Vehicle Parts & Accessories - 2.06%
3,015	Honeywell International, Inc.	298,696

Motor Vehicles & Passenger Car - 2.73%
1,618	Tesla Motors, Inc. *	395,633

Pharmaceutical Preparations - 11.76%
107,022	Catalyst Pharmaceuticals Partners, Inc. *	283,608
2,984	Celgene Corp. *	339,251
7,445	Valeant Pharmaceuticals, Inc. (Canada) *	1,082,875
		1,705,734
Plastics Foam Products - 2.26%
57,810	China XD Plastics Co., Ltd. (China) *	328,361

Radio & TV Broadcasting & Communications Equipment - 3.85%
7,659	Qualcomm, Inc.	558,341

Retail-Drug Stores and Proprietary Stores - 2.49%
5,260	Walgreen Co.	360,889

Retail-Eating Places - 2.88%
5,410	Yum! Brands, Inc.	417,923

Security Brokers, Dealers & Flotation Companies - 2.16%
6,457	Stifel Financial Corp. *	313,358

Semiconductors & Related Devices - 2.61%
29,820	Alliance Fiber Optic Products, Inc.	378,118

Services - Computer Programming Services - 7.87%
18,110	Synaptics, Inc. *	1,140,749

Services-Medical Laboratories - 3.89%
19,944	Bio-Reference Laboratories, Inc. *	564,415

Special Industry Machinery - 6.81%
5,085	ASML Holdings NV ADR	537,383
171,560	Mattson Technology, Inc. *	449,487
		986,870
Telephone & Telegraph Apparatus - 0.00%
127	Nortel Networks Corp. (Canada) *	-

Wholesale-Petroleum & Petroleum Products - 0.00%
245,630	Fuelnation, Inc. *	-

TOTAL FOR COMMON STOCKS (10,802,903) - 95.41%		13,836,295

WARRANTS - 0.26%
28,261	Catalyst Pharmaceuticals Partners, Inc. * #	38,152
TOTAL FOR WARRANTS (Cost $-) - 0.26%		38,152

SHORT-TERM INVESTMENTS - 1.72%
250,000	Huntington Conservative Deposit Account 0.05% **	250,000
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $250,000) - 1.72%		250,000

TOTAL INVESTMENTS (Cost $11,052,903) - 97.39%		14,124,447

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 2.61%		378,223

NET ASSETS - 100.00%		$ 14,502,670

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at November 30, 2014.

# This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Directors. Total market value for fair valued securities is $38,152, representing 0.26% of net assets.

ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statement of Assets and Liabilities
November 30, 2014

Assets:
Investments, at Value (Cost $11,052,903)	$ 14,124,447
Cash	717,908
Receivables:
Dividends and Interest	11,534
Prepaid Expenses	8,281
Total Assets	14,862,170
Liabilities:
Distribution (12b-1) Fees Payable	6,425
Due to Advisor	33,098
Capital Shares Redeemed	140
Portfolio Securities Purchased	290,122
Other Accrued Expenses	29,715
Total Liabilities	359,500
Net Assets	$ 14,502,670

Net Assets Consist of:
Capital Stock	$ 7,488
Paid-In Capital	14,094,767
Undistributed Net Investment Loss	(221,147)
Accumulated Net Realized Loss on Investments	(2,449,982)
Net Unrealized Appreciation in Value of Investments	3,071,544
Net Assets, for 748,819 Shares Outstanding	$ 14,502,670

Net Asset Value and Offering Price Per Share	$ 19.37

Minimum Redemption Price Per Share ($19.37*0.98) (Note 6)	$ 18.98

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statement of Operations
For the year ended November 30, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $644)	$ 125,115
Money Fund Dividends	152
Total Investment Income	125,267

Expenses:
Advisory	149,487
Transfer Agent	46,301
Printing and Mailing	28,430
Distribution (12b-1) Fees	37,371
Registration	17,853
Legal	18,002
Administrative	14,949
Audit	15,201
Miscellaneous	5,802
Insurance	6,679
Custody	4,150
Total Expenses	344,225
Fees subject to recoupment by the Advisor (Note 4)	22,027
Net Expenses	366,252

Net Investment Loss	(240,985)

Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	349,983
Net Change in Unrealized Appreciation on Investments	1,156,021
Realized and Unrealized Gain on Investments	1,506,004

Net Increase in Net Assets Resulting from Operations	$ 1,265,019

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Statements of Changes in Net Assets

	Years Ended
	11/30/2014	11/30/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (240,985)	$ (231,757)
Net Realized Gain on Investments	349,983	196,541
Proceeds from Securities Litigations	-	1,924,463
Net Change in Unrealized Appreciation on Investments	1,156,021	3,078,353
Net Increase in Net Assets Resulting from Operations	1,265,019	4,967,600

Capital Share Transactions (Note 6)	(1,043,033)	(791,992)

Total Increase	221,986	4,175,608

Net Assets:
Beginning of Year	14,280,684	10,105,076

End of Year (Including Undistributed Net Investment Income (Loss) of $(221,147) and $-, respectively)
	$ 14,502,670	$ 14,280,684

The accompanying notes are an integral part of these financial statements.

TANAKA Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	11/30/2014	11/30/2013	11/30/2012	11/30/2011	11/30/2010

Net Asset Value, at Beginning of Period	$ 17.68	$ 11.68	$ 11.12	$ 11.82	$ 11.19

Income From Investment Operations:
Net Investment Loss *	(0.31)	(0.28)	(0.15)	(0.11)	(0.22)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.00	6.28	0.71	(0.59)	0.85
Total from Investment Operations	1.69	6.00	0.56	(0.70)	0.63

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 19.37	$ 17.68	$ 11.68	$ 11.12	$ 11.82

Total Return ** (a)	9.56%	51.37%	5.04%	(5.92)%	5.63%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 14,503	$ 14,281	$ 10,105	$ 10,698	$ 3,015
Before Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.30%	2.49%	2.79%	2.63%	3.22%
Ratio of Net Investment Loss to Average Net Assets	(1.46)%	(1.83)%	(1.56)%	(1.10)%	(2.56)%
After Waivers or Recoupments
Ratio of Expenses to Average Net Assets	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.61)%	(1.79)%	(1.22)%	(0.91)%	(1.80)%
Portfolio Turnover	26.36%	34.52%	49.80%	54.24%	45.47%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends, if any.
*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.
(a) The Fund's total return for the year ended November 30, 2013 would have been 32.19% if it had not received proceeds from securities litigations in the amount of $1,924,463.

The accompanying notes are an integral part of these financial statements.

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2014

NOTE 1. ORGANIZATION

The TANAKA  Growth Fund (the "Fund") was  organized as a series of TANAKA Funds, Inc.,  a Maryland  corporation  (the  "Company")  on November 5, 1997;  the Fund commenced  operations  on December 30, 1998.  The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under sub-chapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income to its shareholders.  Therefore, no federal tax provision is required.  If the required amount of net investment income and net realized capital gains are not distributed, the Fund could incur a tax expense.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period.  Management has reviewed the tax positions taken on its 2011-2013 returns and expected to be taken in the Fund’s 2014 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.   The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is  recorded  on  the ex-dividend   date  and  interest  income  is  recorded  on  an  accrual  basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital  gains and its net  realized  short-term capital  gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.   These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified  in the  components  of the net  assets  based  on  their  ultimate characterization  for federal  income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates - The   preparation  of  financial   statements  in  conformity   with U.S. generally accepted accounting principles requires management to make estimates and  assumptions  that affect the reported  amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial  statements  and the reported  amounts of increases and  decreases  in net  assets  from  operations  during the  reporting  period. Actual results could differ from those estimates.

Reclassifications - The Fund has recorded a reclassification in the capital accounts. As of November 30, 2014, the Fund recorded permanent book/tax differences of $19,838 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no such events requiring disclosure.

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board.

Fair Value Pricing – The Board of Directors has delegated to the Advisor responsibility for determining the value of the Fund’s portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close.  However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and warrants) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2014:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 13,836,295	$ -	$ -	$ 13,836,295
Warrants	-	38,152	-	38,152
Short-Term Investments	250,000	-	-	250,000
	$ 14,086,295	$ 38,152	$ -	$ 14,124,447

*Industry classifications for these categories are detailed in the Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended November 30, 2014. There were no significant transfers into or out of Level 1, Level 2, or Level 3 during the period. It is the Fund's policy to recognize transfers into and out of Levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund.  The Advisor was organized as a Delaware corporation in 1986.  Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended November 30, 2014, the Advisor earned a fee of $149,487 from the Fund. The Advisor  has  contractually  agreed to waive all or a portion of its  management fees and/or reimburse the Fund for the expenses  it incurs,  but only to the extent  necessary to maintain  total annual operating expenses at 2.45% of the average daily net assets, through  March 31, 2015. For the year ended November 30, 2014, the Advisor is subject to recoup previously waived expenses of $22,027. At November 30, 2014, the Fund owed the Advisor $31,903 for advisory fees.

The Fund has agreed that any operating expenses of the Fund reimbursed or waived by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the year ending November 30, if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.45% of the average daily net assets (or any lower expense limitation or limitations to which the Advisor may agree). At November 30, 2014, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
November 30, 2012	November 30, 2015	$36,261
November 30, 2013	November 30, 2016	$ 5,304

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund.  For the year ended November 30, 2014, the Advisor earned a fee of $14,949 from the Fund.  At November 30, 2014, the Fund owed the Advisor $1,195 for administrative fees.

The  Fund has  adopted  a plan  pursuant  to Rule  12b-1 under  the  Investment Company Act of 1940 for each class of shares  authorized  (each  such  plan,  a "Distribution  Plan"). The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to securities dealers and other financial institutions and organizations as compensation for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2014, were $37,371.  For the year ended November 30, 2014, the Advisor earned 12b-1 fees of $19,571.  At November 30, 2014, the Fund accrued $6,425 in 12b-1 fees, of which $1,425 is due to the Advisor.

NOTE 5. INVESTMENTS

For the year ended November 30, 2014, purchases and sales of investment securities, other than short-term investments and short-term government investments were as follows:

Amount
Purchases	$3,824,164
Sales	$5,294,266

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital stock par value and paid in capital at November 30, 2014, was $14,102,255. Capital share transactions for the years ended November 30, 2014 and 2013, respectively, were as follows:

	Year Ended 11/30/14		Year Ended 11/30/13
	Shares	$ Amount	Shares	$ Amount
Shares sold	70,729	$ 1,422,292	96,473	$ 1,546,694
Shares redeemed	(129,472)	(2,465,325)	(154,429)	(2,338,686)
Net increase (decrease)	(58,743)	$(1,043,033)	(57,956)	$ (791,992)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the year ended November 30, 2014, no redemption fees were collected by the Fund from shareholder transactions.

NOTE 7.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2014, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation		$3,071,544
Capital Loss Carryforwards		(2,449,982)
Post-December Ordinary Losses		(221,147)
Total Distributable Earnings, Net	$	(400,415)

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  As of November 30, 2014, the Fund elected to defer net capital losses and net ordinary losses as indicated in the charts below.

Post-October Losses		Post-December Losses
Deferred	Utilized	Deferred	Utilized
$ -	$ -	$ 221,147	$ -

As of November 30, 2014, the Fund has capital loss carryforwards available for federal income tax purposes as follows:

Expiring in: November 30, 2016	$(1,494,731)
November 30, 2017	(955,251)
Totals	$(2,449,982)

At November 30, 2014, the Fund had available for federal income tax purposes unused capital loss carryforwards of $2,449,982, which are available for offset against future capital gains, the use of a portion of which is limited by IRS regulations. To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Capital loss carryforwards in the amount of $349,983 were utilized during the year ended November 30, 2014.

Following the December 23, 2010 acquisition by the Fund of the Embarcadero Absolute Return Fund and the Embarcadero Market Neutral Fund (“Embarcadero Funds), the Fund acquired all capital loss carryforwards available to the Embarcadero Funds.   In accordance with Section 382 of the Internal Revenue Code, loss limitations were appropriately applied to the available capital loss carryforwards. Of the capital losses subject to Section 382, the Fund may only utilize $289,474 in a given year.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be utilized before pre-enactment net capital losses.

As of November 30, 2014, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities	$ 3,352,293
Gross unrealized depreciation on investment securities	(280,749)
Net unrealized appreciation on investment securities	$ 3,071,544

Tax Cost of investment securities *	$ 11,052,903

* Includes short-term investment.

No distributions were paid by the Fund for the fiscal years ending November 30, 2014 and November 30, 2013.

NOTE 8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the FASB issued ASU 2013-08, Financial Services Investment Companies, which updates the scope, measurement, and disclosure requirements for U.S. GAAP including identifying characteristics of an investment company, measurement of ownership in other investment companies and requires additional disclosures regarding investment company status and following guidance in Topic 946 of the FASB Accounting Standards Codification (“FASC”). The ASU is effective for interim and annual reporting periods that begin after December 15, 2013. Management is currently evaluating the impact that these pronouncements may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of

TANAKA Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the TANAKA Growth Fund (the Fund), a series of the TANAKA Funds, Inc., including the schedule of investments in securities, as of November 30, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of November 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the TANAKA Growth Fund, a series of the TANAKA Funds, Inc., as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

January 28, 2015

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2014 (UNAUDITED)

Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2014 through November 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	June 1, 2014	November 30, 2014	June 1, 2014 to November 30, 2014

Actual	$1,000.00	$965.12	$12.07
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,012.78	$12.36

* Expenses are equal to the Fund's annualized expense ratio of 2.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

TANAKA GROWTH FUND

DIRECTORS AND OFFICERS

NOVEMBER 30, 2014 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (65)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Thomas R. Schwarz (77)	Director (since 1997)	Retired; President and COO of Dunkin Donuts, Inc. from 1966 to 1989; CEO of Grossmans, Inc. from 1989 to 1994.	TransAct Technologies, Inc.
Michael E. Nelson (52)	Director (since 2007)	Senior Associate, CB Richard Ellis; Treasurer, Greenwich Audubon Society; Member, Real Estate Finance Association of Fairfield County; Member, Building Owners and Managers Association.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (65) *	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	TransAct Technologies, Inc.
Max Quinlin (27)	Treasurer, Secretary, CFO and CCO (since 2013)	Analyst at Tanaka Capital Management, Inc., Associate at Bank of New York Mellon Global Markets, Associate at Freepoint Commodities	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

The Directors were paid no fees for the year ended November 30, 2014.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 369 Lexington Avenue, 20th Floor, New York, New York 10017.

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2014 (UNAUDITED)

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 12, 2014, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  The Board noted that the Advisor had been subsidizing the Fund’s operations since its inception and that the Advisor had a contractual right to recover certain of those expenses before the overall fund expense ratios would decrease.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.

The nature, quality, and extent of services furnished by TANAKA, including:

(a)  That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2.

The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.

The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.

The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Thomas R. Schwarz

Michael E. Nelson

OFFICERS

Graham Y. Tanaka

Max Quinlin

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

369 Lexington Avenue, 20th Floor

New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA 19001

LEGAL COUNSEL

David Jones & Assoc., P.C.

395 Sawdust Road, #2137

The Woodlands, TX  77380

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 13,000

FY 2013

$ 12,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2014

$ N/A

$N/A

FY 2013

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2014

$ 2,000

$N/A

FY 2013

$ 2,000

$N/A

Nature of the fees:

(d)

All Other Fees

Registrant

Adviser

FY 2014

$ N/A

$N/A

FY 2013

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

N/A%

Tax Fees:

100%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2014

$ 2,000

$  0

FY 2013

$ 2,000

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements  of the  Securities  Exchange  Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     February 3, 2015

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date  February 3, 2015

By    /s/ Max Quinlin

*

       Max Quinlin, Chief Financial Officer

Date  February 3, 2015

* Print the name and title of each signing officer under his or her signature.